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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2008

                             FIRST ADVANTAGE BANCORP
                             -----------------------
             (Exact name of registrant as specified in its charter)

         TENNESSEE                     1-33682                 26-0401680
         ---------                     -------                 ----------
(State or other jurisdiction of       (Commission             (IRS Employer
 incorporation or organization)       File Number)          Identification No.)


1430 MADISON STREET, CLARKSVILLE, TENNESSEE                      37040
-------------------------------------------                      -----
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (931) 522-6176
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
                ------------

         On March 3, 2008, First Advantage Bancorp, the holding company for First Federal Saving Bank, issued a press release announcing that its annual meeting of stockholders will be held on June 11, 2008. The press release announcing the annual meeting is included as Exhibit 99.1 and is furnished herewith.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (d)    Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release Dated March 3, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST ADVANTAGE BANCORP



Dated: March 3, 2008                    By: /s/ Earl O. Bradley, III
                                            ------------------------------------
                                            Earl O. Bradley, III
                                            Chief Executive Officer